Prudential

Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176
Tel 800.513.0805 Fax 800.207.7806
www.prudential.com

Overnight, Certified, Registered Delivery:
Annuities Service Center
2101 Welsh Road
Dresher, PA 19025

Pruco Life Insurance Company Of New Jersey

MyRock℠ Advisor-New York Beneficiary Variable Annuity

For use by beneficiaries of annuities for exchange or transfer.

A Request for Required Distributions for Beneficiary Annuity Application form must be completed and submitted with this Application.

1. OWNERSHIP INFORMATION

A. DECEDENT

Social Security Number *(all 9 digits required)* or Tax ID ☐ Male ☐ Female

Date of birth *(mm/dd/yyyy)* Date of death *(mm/dd/yyyy)*

Name *(First, Middle, Last, Suffix, Trust or Custodian)*

Street address City State Zip

B. BENEFICIAL OWNER

☐ U.S. Citizen ☐ Resident Alien/Citizen of: ☐ Male ☐ Female

Social Security Number *(all 9 digits required)* or Tax ID Date of birth *(mm/dd/yyyy)*

Name *(First, Middle, Last, Suffix)*

Street address City State Zip

Home phone Relationship to the Deceased

Type of Ownership

Select one: ☐ Natural Person(s) ☐ UGMA/UTMA ☐ Trust- *(If selecting a Trust, submit the Certificate of Entity form with this application.)*

If **Trust** Ownership, only check one of the two boxes:

Entity/Trust Ownership Only (Non-natural person), check one of the two boxes below.

☐ This is a **Grantor Trust** for federal income tax purposes that meets IRC Sections 671-679.

Social Security Number *(all 9 digits required)* or Tax ID Date of trust *(mm/dd/yyyy)*

Name of Grantor *(First, Middle, Last, Suffix, Trust or Custodian)* Date of birth *(mm/dd/yyyy)*

☐ This is a **Qualified Trust** for federal income tax purposes that meets and complies with Treasury Regulations Section 1.401(a)(9)-4.

Social Security Number *(all 9 digits required)* or Tax ID Date of trust *(mm/dd/yyyy)*

Name of Oldest Beneficiary *(First, Middle, Last, Suffix, Trust or Custodian)* Date of birth *(mm/dd/yyyy)*

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1. OWNERSHIP INFORMATION (continued) C. KEY LIFE - REQUIRED • If the Beneficial Owner is an individual, the Key Life must be the Beneficial Owner. However, the Key Life cannot be changed. Accordingly, if you are completing this form as the Successor of an existing successor asset, the Key Life must be the same as on the existing successor asset that you are continuing (in this scenario the Key Life will be a deceased person). • If the Beneficial Owner is a Grantor Trust, the Key Life must be the Grantor. • If a Qualified Trust, the Key Life must be the oldest successor under the applicable trust. U.S. Citizen Resident Alien/Citizen of: Male Female Social Security Number (all 9 digits required) Date of birth (mm/dd/yyyy) Address Same as Beneficial Owner Name (First, Middle, Last, Suffix) Street address City State Zip Home phone Mobile phone Email address 2. SUCCESSOR INFORMATION • Select Primary or Contingent Successor type for each successor. The successor type will be Primary if not selected. • Percentage for all Primary Successors must total 100%. Percentage for all Contingent Successors must total 100%. • For more than 3 successors, use section 5 to provide all information requested below for each successor. Primary Contingent Social Security Number (all 9 digits required) or Tax ID Date of birth (mm/dd/yyyy) % Name (First, Middle, Last, Suffix, Trust or Custodian) Relationship Percentage Home phone Street address City State Zip TRUSTEE NAME AND DATE OF TRUST REQUIRED ONLY IF A TRUST IS LISTED AS BENEFICIARY Trustee Name Date of Trust (mm/dd/yyyy) Primary Contingent Social Security Number (all 9 digits required) Date of birth (mm/dd/yyyy) % Name (First, Middle, Last, Suffix, Trust or Custodian) Relationship Percentage Home phone Street address City State Zip Primary Contingent Social Security Number (all 9 digits required) Date of birth (mm/dd/yyyy) % Name (First, Middle, Last, Suffix, Trust or Custodian) Relationship Percentage Home phone Street address City State Zip P-VA-IBAPP(11/20)NY Page 2 of 8 ORD 310109 NY (All pages must be returned)

3. ANNUITY INFORMATION

A. TYPE OF CONTRACT TO BE ISSUED

☐ Non-Qualified Beneficiary Annuity ☐ IRA Beneficiary Annuity ☐ Roth IRA Beneficiary Annuity

B. PREMIUM - Minimum amount is $10,000 - Only one Source of Funds per contract is permitted.

Source of Funds	Payment Type Qualified	Payment Type Non-Qualified	Expected Amount	Company Name *(if applicable)*	Account Number *(if applicable)*
☐ Transfer/Exchange Form Provided	☐ Transfer ☐ Direct Rollover	☐ 1035 Exchange	$		

C. EXISTING COVERAGE AND REPLACEMENT QUESTIONS

Required: *Both the Owner Response and the Financial Professional Response columns must be completed.*	Owner Response	Financial Professional Response
Does the Owner have any existing individual life insurance policies or annuity contracts? *(If yes, complete and submit the required Regulation 60 paperwork)*	☐ YES ☐ NO	☐ YES ☐ NO
Will this annuity replace or change any existing individual life insurance policies or annuity contracts?	☐ YES ☐ NO	☐ YES ☐ NO
Is the Beneficiary currently receiving payments or allowances via a stretch or legacy contract from another carrier and is that contract(s) being lapsed, surrendered, substantially surrendered or otherwise terminated in order to fund the contract being applied for?	☐ YES ☐ NO	

4. INVESTMENT SELECTION - *NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS*

A. AUTOMATIC REBALANCING

☐ Check here if you would like the below percentages to rebalance. Indicate the day of the month and frequency.

Day of the Month (1st - 28th) ______ Rebalancing Frequency: ☐ Monthly ☐ Quarterly ☐ Semi-Annually ☐ Annually

We will not automatically rebalance your variable Account Value to stay consistent with the original allocation unless you specifically direct us to do so in the Automatic Rebalancing section above. You and your Financial Professional are responsible for determining which Sub-account(s) are best for you.

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4. INVESTMENT SELECTION - *NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS* (continued)

B. INVESTMENT OPTIONS

Prudential assesses a Fund Access Charge on Account Value invested in certain Investment Options. Please see the product prospectus for the list of Investment Options to which the Fund Access Charge applies.

EQUITY

Large-Cap Growth

_____ American Funds Insurance Series® Growth Fund - Class 1

_____ BlackRock Capital Appreciation V.I. Fund - Class I

_____ BlackRock Large Cap Focus Growth V.I. Fund - Class I

_____ ClearBridge Variable Aggressive Growth Portfolio - Class I

_____ ClearBridge Variable Large Cap Growth Portfolio - Class I

_____ Fidelity® Variable Insurance Products Contrafund℠ Portfolio - Initial Class

_____ Fidelity® Variable Insurance Products Growth Opportunities Portfolio - Initial Class

_____ Fidelity® Variable Insurance Products Growth Portfolio - Initial Class

_____ MFS® Growth Series - Initial Class

_____ MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class

_____ PSF Jennison Portfolio - Class I

_____ Vanguard Variable Insurance Fund Capital Growth Portfolio

_____ Vanguard Variable Insurance Fund Growth Portfolio

Large-Cap Blend

_____ American Funds Insurance Series® Blue Chip Income and Growth Fund - Class 1

_____ American Funds Insurance Series® Growth-Income Fund - Class 1

_____ BlackRock Advantage Large Cap Core V.I. Fund - Class I

_____ ClearBridge Variable Appreciation Portfolio - Class I

_____ MFS® Investors Trust Series - Initial Class

_____ MFS® Research Series - Initial Class

_____ PSF Equity Portfolio - Class I

_____ PSF Jennison 20/20 Focus Portfolio - Class I

_____ PSF Stock Index Portfolio - Class I

_____ Vanguard Variable Insurance Fund Equity Index Portfolio

_____ Vanguard Variable Insurance Fund Total Stock Market Index Portfolio

Large-Cap Value

_____ BlackRock Basic Value V.I. Fund - Class I

_____ BlackRock Equity Dividend V.I. Fund - Class I

_____ ClearBridge Variable Dividend Strategy Portfolio - Class I

_____ MFS® Value Series - Initial Class

_____ PSF Value Portfolio - Class I

_____ Vanguard Variable Insurance Fund Equity Income Portfolio

_____ Vanguard Variable Insurance Fund Diversified Value Portfolio

_____ VA U.S. Large Value Portfolio

Mid-Cap Growth

_____ MFS® Mid Cap Growth Series Initial Class

_____ PSF SP Prudential U.S. Emerging Growth Portfolio - Class I

Mid-Cap Blend

_____ ClearBridge Variable Mid Cap Portfolio - Class I

_____ Fidelity® Variable Insurance Products Mid Cap Portfolio - Initial Class

_____ Vanguard Variable Insurance Fund Mid-Cap Index Portfolio

Small-Cap Growth

_____ ClearBridge Variable Small Cap Growth Portfolio - Class I

_____ MFS® New Discovery Series - Initial Class

Small-Cap Blend

_____ Fidelity® Variable Insurance Products Disciplined Small Cap Portfolio - Initial Class

_____ PSF Small Capitalization Stock Portfolio - Class I

Small-Cap Value

_____ PSF SP Small-Cap Value Portfolio - Class I

_____ VA U.S. Targeted Value Portfolio

International Developed Markets

_____ Fidelity® Variable Insurance Products International Capital Appreciation Portfolio - Initial Class

_____ MFS® International Intrinsic Value Portfolio - Initial Class

_____ PSF Global Portfolio - Class I

_____ VA International Small Portfolio

_____ VA International Value Portfolio

_____ Vanguard Variable Insurance Fund International Portfolio

_____ Vanguard Variable Insurance Fund Total International Stock Market Index Portfolio

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4. INVESTMENT SELECTION - *NOTE: ALL ELECTIONS MUST BE IN WHOLE PERCENTAGES, NOT DOLLARS* *(continued)*

B. INVESTMENT OPTIONS *(continued)*

International Emerging Markets

_____ Fidelity® Variable Insurance Products Emerging Markets Portfolio - Initial Class

Sector Exposure

_____ Fidelity® Variable Insurance Products Consumer Discretionary Portfolio - Initial Class

_____ Fidelity® Variable Insurance Products Financial Services Portfolio - Initial Class

_____ Fidelity® Variable Insurance Products Health Care Portfolio - Initial Class

_____ Fidelity® Variable Insurance Products Industrials Portfolio - Initial Class

_____ Fidelity® Variable Insurance Products Technology Portfolio - Initial Class

_____ Fidelity® Variable Insurance Products Utilities Portfolio - Initial Class

_____ MFS® Technology Portfolio - Initial Class

_____ MFS® Utilities Series - Initial Class

_____ PSF Natural Resources Portfolio - Class I

_____ Vanguard Variable Insurance Fund Real Estate Index Portfolio

FIXED INCOME

Domestic

_____ American Funds Insurance Series® Bond Fund - Class 1

_____ American Funds Insurance Series® U.S. Government/AAA-Rated Securities Fund - Class 1

_____ AST BlackRock Corporate Bond Portfolio

_____ AST PIMCO Corporate Bond Portfolio

_____ AST Prudential Corporate Bond Portfolio

_____ AST T. Rowe Price Corporate Bond Portfolio

_____ AST Western Asset Corporate Bond Portfolio

_____ Fidelity® Variable Insurance Products Investment Grade Bond Portfolio - Initial Class

_____ MFS® Total Return Bond Series - Initial Class

_____ PSF Diversified Bond Portfolio - Class I

_____ PSF Government Income Portfolio - Class I

_____ Vanguard Variable Insurance Fund Total Bond Market Index Portfolio

_____ Western Asset Core Plus VIT Portfolio - Class I

High Yield

_____ Fidelity® Variable Insurance Products High Income Portfolio - Initial Class

_____ PSF High Yield Bond Portfolio - Class I

_____ Vanguard Variable Insurance Fund High Yield Bond Portfolio

_____ Western Asset Variable Global High Yield Bond Portfolio - Class I

Global Fixed Income

_____ VA Global Bond Portfolio

_____ Vanguard Variable Insurance Fund Global Bond Index Portfolio

Money Market

_____ PSF Government Money Market Portfolio - Class I

Short Term

_____ American Funds Insurance Series® Ultra-Short Bond Fund - Class 1

_____ Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio

_____ VA Short-Term Fixed Portfolio

Floating Rate

_____ Fidelity® Variable Insurance Products Floating Rate High Income Portfolio - Initial Class

Unconstrained

_____ Fidelity® Variable Insurance Products Strategic Income Portfolio - Initial Class

ASSET ALLOCATION

_____ American Funds Insurance Series® Asset Allocation Fund - Class 1

_____ BlackRock Global Allocation V.I. Fund - Class I

_____ Fidelity® Variable Insurance Products Balanced Portfolio - Initial Class

_____ MFS® Total Return Series - Initial Class

_____ PSF Conservative Balanced Portfolio - Class I

_____ PSF Flexible Managed Portfolio - Class I

_____ QS Variable Conservative Growth - Class I

_____ QS Variable Growth Portfolio - Class I

_____ QS Variable Moderate Growth - Class I

_____ VA Global Moderate Allocation Portfolio

_____ Vanguard Variable Insurance Fund Balanced Portfolio

_____ Vanguard Variable Insurance Fund Conservative Allocation Portfolio

_____ Vanguard Variable Insurance Fund Moderate Allocation Portfolio

Total _______ %

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ORD 310109 NY

5. ADDITIONAL INFORMATION If needed for: • Successors (include Successor’s full social security number, name, date of birth, relationship to the Beneficial Owner, the Successor type (Primary or Contingent) and the applicable percentage.) • Interested Parties (include name, social security number, date of birth and address.) • Special Instructions 6. IMPORTANT NOTICES, BENEFICIAL OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S) To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including insurance companies, to obtain, verify, and record information that identifies each person who opens an account, including an application for an annuity contract. When you apply for an annuity contract, we ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see identifying documents. By signing below, I acknowledge that I have read, understand, and agree to the following statements: • I represent that the Annuity for which I am applying is not being purchased for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to its termination; and • I acknowledge that the Annuity for which I am applying may not be traded on any stock exchange or secondary market; and • I represent that I am not being compensated in any way for the purchase of the Annuity for which I am applying; and • I understand that if I have purchased another Non-Qualified Annuity from Pruco Life Insurance Company of New Jersey or an affiliated company this calendar year that they will be considered as one annuity for tax purposes. If I take a distribution from any of these contracts, the taxable amount of the distribution will be reported to me and the IRS based on the earnings in all such contracts purchased during this calendar year; and • This variable annuity is suitable for my investment time horizon, goals and objectives and financial situation and needs; and • I understand that annuity payments, benefits or surrender values, when based on the investment experience of the separate account investment options, are variable and not guaranteed as to a dollar amount; and • Additional Purchase Payments to the Beneficiary Annuity for which I am applying are not accepted; and • I represent to the best of my knowledge and belief that the statements made in this application are true and complete; and • I acknowledge that I have received a current prospectus for this annuity; and • I understand and acknowledge that the investment advisory services provided to me in connection with this Annuity are not provided by Pruco Life Insurance Company of New Jersey or Prudential Annuity Distributors, Inc. (“PAD”) and neither Pruco Life Insurance Company of New Jersey nor PAD are responsible for, and will not be liable to me for, such investment advisory services; and • I understand that any investment advisory fee I will pay for advisory services is in addition to and separate from the fees and expenses of this Annuity. P-VA-IBAPP(11/20)NY Page 6 of 8 ORD 310109 NY (All pages must be returned)

6. IMPORTANT NOTICES, BENEFICIAL OWNER ACKNOWLEDGEMENTS AND SIGNATURE(S) (continued) REQUIRED: State where this application was signed (If application is signed in a State other than the Beneficial Owner’s State of Residence, a Contract Situs Form is required.) OWNER’S TAX CERTIFICATION (Substitute Form W-9) - To be completed only by U.S. persons (including U.S. citizens and resident aliens). If not a U.S. person, you are required to submit the applicable IRS Form W-8 series. Under penalties of perjury, I certify that the taxpayer identification number listed on this form is my correct SSN/EIN and I am a U.S. citizen or other U.S. person (including resident aliens). I further certify that I am exempt from backup withhold- ing and/or FATCA reporting unless I check the applicable box(es) below: I have been notified by the Internal Revenue Service that I am subject to backup withholding due to the failure to report all interest or dividends. Prudential is required to withhold income tax on any payments which include interest and dividends when the owner is subject to backup withholding. I am subject to the reporting requirements of the Foreign Account Tax Compliance Act (FATCA). The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. SIGN HERE Beneficial Owner Signature (or trustee or custodian, if applicable) Date of Signature (mm/dd/yyyy) SIGN HERE For Trust Owned Agreements: Key Life Signature Date of Signature (mm/dd/yyyy) TITLE (if any) If signing on behalf of a entity, you must indicate your official title / position with the entity; if signing as a Trustee for a Trust, please provide the Trustee designation. P-VA-IBAPP(11/20)NY Page 7 of 8 ORD 310109 NY (All pages must be returned)

7. FINANCIAL PROFESSIONAL ACKNOWLEDGEMENTS AND SIGNATURE(S) FINANCIAL PROFESSIONAL STATEMENT I am authorized and/or appointed to sell this variable annuity. I have reviewed the training materials provided by Pruco Life Insurance Company of New Jersey. I have fully discussed and explained the variable annuity features and charges including restrictions to the Owner. I believe this variable annuity is suitable given the Owner’s investment time horizon, goals and objectives, and financial situation and needs. I represent that: (a) I have delivered current applicable prospectuses and any supplements for the variable annuity (which includes summary descriptions of the underlying investment options); and (b) have used only current Pruco Life Insurance Company of New Jersey approved sales material. I certify that I have truly and accurately recorded on this application the information provided by the applicant. I acknowledge that Pruco Life Insurance Company of New Jersey and its affiliates will rely on this statement. SIGN HERE Financial Professional Signature Date of Signature (mm/dd/yyyy) SIGN HERE Financial Professional Signature Date of Signature (mm/dd/yyyy) A. FINANCIAL PROFESSIONAL(S) USE ONLY Name (First, Middle, Last ) Percentage % ID Number Telephone Number Email address Name (First, Middle, Last ) Percentage % ID Number Telephone Number Email address B. BROKER/DEALER USE ONLY Name: FOR BROKER/DEALER USE ONLY Networking No. Annuity No. (If established) P-VA-IBAPP(11/20)NY Page 8 of 8 ORD 310109 NY (All pages must be returned)